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                                                                    EXHIBIT 23.1


            CONSENT OF MCGLADREY & PULLEN, LLP, INDEPENDENT AUDITORS


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Stagement on Form S-1 of our report, dated January 29, 1999, relating to the consolidated financial statements of Ansys Diagnostics, Inc. and Subsidiary. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data" in the Prospectus.


                                    MCGLADREY & PULLEN, LLP


Anaheim, California
February 17, 1999